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                                                                    EXHIBIT 99.3

                            STOCK TENDER AGREEMENT

     Stock Tender Agreement (this "Agreement"), dated January 26, 2001, by and among ICICI Infotech Inc., a Delaware corporation ("Parent"), ICICI Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), PHL Global Holding Company, a private company under the laws of the Republic of Mauritius (Insurance Company") and Edward G. Caputo (Majority Stockholder" and, together with Insurance Company, the "Stockholders")..

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Parent, Sub and Command Systems, Inc., a Delaware corporation ("Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Sub has agreed to make a tender offer (the "Offer") for all outstanding shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), at a price per share of Common Stock of $5.00 net to the seller in cash (such price, or such higher price per share of Common Stock as may be paid in the Offer, being referred to herein as the "Offer Price"), to be followed by a merger (the "Merger") of Sub with and into the Company. All terms not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

     WHEREAS, Insurance Company holds 579,250 shares of the Common Stock (the "Insurance Company Shares") and Majority Stockholder holds 3,972,500 shares of the Common Stock (the "Majority Stockholder Shares" and, together with the Insurance Company Shares, the "Stockholder Shares").

     WHEREAS, as a condition to the willingness of Parent and Sub to enter into the Merger Agreement, each of Parent and Sub has required that each Stockholder agree, and in order to induce Parent and Sub to enter into the Merger Agreement, and each Stockholder has agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Tender by Stockholders.
         ----------------------

         1.1  Tender of Shares.  Each of Insurance Company and Majority
              ----------------
Stockholder severally (and not jointly) agrees to tender and sell to Parent and/or Sub all the Insurance Company Shares and all the Majority Stockholder Shares (and any shares of Common Stock acquired by them subsequent to the date hereof) pursuant to and in accordance with the Offer. Each Stockholder severally (and not jointly) agrees that such Stockholder shall deliver to the depositary for the Offer, promptly, but not later than ten (10) business days following the commencement of the Offer, either
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a letter of transmittal together with the certificates for the Stockholder
Shares, if available, or a "Notice of Guaranteed Delivery", if the Stockholder Shares are not available.

         1.2  Adjustments Upon Changes in Capitalization.  In the event of any
              ------------------------------------------
change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, subdivision, merger, recapitalization, combination, conversion or exchange of shares, or any other change in the corporate or capital structure of the Company (including, without limitation, the declaration or payment of an extraordinary dividend of cash or securities), the term "Stockholder Shares" shall be deemed to refer to and include the Stockholder Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Stockholder Shares may be changed or exchanged; provided, however, that notwithstanding the foregoing, the Stockholders shall be entitled to retain any cash dividend on the Common Stock paid to the holders of record prior to the purchase of the Stockholder Shares by Sub pursuant to the Offer.

     2.  Representations and Warranties of Stockholders.  Each Stockholder
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severally (and not jointly) represents and warrants, as applicable, to Parent and Sub that:

         2.1  Power and Authority.  Insurance Company, as to itself, has all
              -------------------
necessary corporate power and authority, and Majority Stockholder, as to himself, has full capacity, legal right and power to enter into this Agreement and to sell, assign, transfer and deliver to Parent and/or Sub, pursuant to the terms and conditions of this Agreement and the Merger Agreement, the Stockholder Shares legally and/or beneficially owned by such Stockholder. This Agreement and the consummation by Insurance Company of the transactions contemplated hereby have been duly and validly authorized by Insurance Company and no other corporate proceedings on the part of Insurance Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

         2.2  No Other Rights.   Except for this Agreement, there are no
              ---------------
outstanding options, warrants or rights to purchase or acquire such Stockholder Shares of such Stockholder.

         2.3  Only Shares.  Such shares of Common Stock covered by this
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Agreement are the only shares of Common Stock owned of record, or owned beneficially with the power to sell, by such Stockholder.

         2.4  Title.  Such Stockholder is the record and beneficial owner of
              -----
the Stockholder Shares held by such Stockholder and has, and upon the closing of the Offer, Sub shall receive good and marketable title to such Stockholder Shares of such Stockholder, free and clear of all liens, claims, encumbrances and security interests of any nature whatsoever.

          2.5 Validity.  This Agreement is the legal, valid and binding
              --------
agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and except that the availability of equitable remedies, including

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specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

          2.6 Non-Contravention.  The execution and delivery of this Agreement
              -----------------
does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) by such Stockholder under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of such Stockholder under, any provision of (i) the charter or organizational documents, if any, of such Stockholder, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to such Stockholder or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or any of its or his properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, liens, security interests, charges or encumbrances that, individually or in the aggregate, would not materially impair the ability of such Stockholder to perform its or his obligations hereunder or prevent, limit or restrict the consummation of any of the transactions contemplated hereby.

     3.  Representations and Warranties of Parent and Sub.  Each of Parent and
         ------------------------------------------------
Sub represents and warrants to Stockholders that:

     3.1 Power and Authority. Each of Parent and Sub has the requisite corporate
         -------------------
power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and the consummation by Parent and Sub of the transactions contemplated hereby have been duly and validly authorized by the respective Boards of Directors of Parent and Sub and by Parent as the sole stockholder of Sub, and no other corporate proceedings on the part of Parent and Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

     3.2 Validity. This Agreement has been duly and validly executed and
         --------
delivered by each of Parent and Sub and, assuming this Agreement constitutes the valid and binding agreement of the Stockholders, constitutes the valid and binding agreement of each of Parent and Sub, enforceable against each of them in accordance with its terms, except that the enforcement hereof may be limited by
(a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     3.3 Consents and Approvals; No Violation. Neither the execution and
         ------------------------------------
delivery of this Agreement by Parent or Sub nor the consummation by Parent or Sub of the transactions contemplated hereby will (a) conflict with or result in any breach of any provision of the certificate of incorporation or the by-laws, respectively, of Parent or Sub; (b) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority; (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or

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both) a default (or give rise to any right of termination, cancellation or acceleration or liens or other charges or encumbrances) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deeds of trust, license, franchise, permit, lease, contract agreement or other instrument, commitment or obligation to which Parent or any of its subsidiaries is a party or by which any of them or any of their respective assets may be bound, except for such violations, breaches and defaults (or rights of termination, cancellation or acceleration or lien or other charge or encumbrance) as to which requisite waivers or consents have been obtained or which would not, individually or in the aggregate, have a material adverse effect on Parent; or
(d) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in this Section 3.3 are duly and timely obtained or made, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or any of its subsidiaries or to any of their respective assets, except for violations which would not, individually or in the aggregate, have a material adverse effect on Parent.

     3.4  Sufficient Funds. One of Parent or Sub has sufficient funds available
          ----------------
(on hand or through committed lines of credit) to purchase, in accordance with the terms of the Offer, all of the Stockholder Shares outstanding on a fully diluted basis and to pay all fees, expenses and payments related to the Transactions for which Parent and Sub are responsible.

     4.   Covenants of Stockholders.
          -------------------------

          4.1  No Disposition or Encumbrance of Stockholder Shares; No Proxies.
               ---------------------------------------------------------------
Each Stockholder severally (and not jointly) covenants and agrees that, except as contemplated by this Agreement, such Stockholder shall not offer or agree to sell, transfer, tender, assign, hypothecate or otherwise dispose of, or create any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on such Stockholder's voting rights, charge or other encumbrance of any nature whatsoever with respect to the Stockholder Shares now legally and/or beneficially owned by, or that may hereafter be acquired by, such Stockholder. Each Stockholder severally (and not jointly) agrees that such Stockholder shall not grant any proxy or power of attorney with respect to the voting of Stockholder Shares (each a "Voting Proxy") to any person except to vote in favor of any of the transactions contemplated by this Agreement or the Merger Agreement. Each Stockholder hereby represents and warrants that such Stockholder has granted no Voting Proxy which is currently (or which will hereafter become) effective with respect to Stockholder Shares owned by such Stockholder except Voting Proxies, if any, granted to another Stockholder, and if such Stockholder has granted a Voting Proxy to any person other than a Stockholder, such Voting Proxy is hereby revoked. No Voting Proxy shall be given or written consent executed by such Stockholder after the date hereof with respect to such Stockholder's Stockholder Shares (and if given or executed, shall not be effective) so long as this Agreement remains in effect.

          4.2  No Additional Shares.  Each Stockholder hereby severally (and not
               --------------------
jointly) covenants and agrees that it shall not, and shall not offer to agree to, acquire any additional shares of Common Stock, or options, warrants or other rights to acquire shares of Common Stock (except upon exercise of stock options presently held by such Stockholder), without the prior written consent of Parent or Sub.

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     5.  Voting Agreement.   Each Stockholder hereby severally (and not jointly)
         ----------------
agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company, such Stockholder shall (i) vote all of the Stockholder Shares legally and/or beneficially owned by such Stockholder in favor of the Merger, the Merger Agreement (as amended from time to time) and any of the transactions contemplated by the Merger Agreement; (ii) vote such Stockholder Shares against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement; and (iii) vote the Stockholder Shares against any action or agreement that would materially impede, interfere with or attempt to discourage the Offer or the Merger.

     6.  Effectiveness: Termination: No Survival.  This Agreement shall become
         ---------------------------------------
effective upon the execution by each Stockholder, Parent and Sub and upon the execution of each of the Merger Agreement and the employment agreement to be entered into between Company, Parent and Majority Stockholder pursuant to the Merger Agreement. This Agreement may be terminated as to each Stockholder at any time by mutual written consent of such Stockholder, Parent and Sub This Agreement shall terminate, without any action by the parties hereto upon the earlier of (a) in the event the Merger Agreement is terminated by any party in accordance with its terms, upon such termination, (b) in the event the Merger is consummated, upon the Effective Time (as defined in the Merger Agreement) or (c) three (3) months from the date of this Agreement. The representations and warranties of the parties set forth in Sections 2 and 3 hereof shall not survive the termination of this Agreement.

     7.  Further Assurances.  Subject to the terms of this Agreement, each
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Stockholder shall use its best efforts to take, or cause to be taken, all actions, and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transaction contemplated by this Agreement.

     8.  Miscellaneous.
         -------------

         8.1  Notices.  Any notice request, instruction or other document to be
              -------
given hereunder by any party to the other parties shall be in writing and delivered personally or sent by overnight courier, registered or certified mail, postage prepaid, or by facsimile transmission (with a confirming copy sent by overnight courier), as follows:

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               (a)  If to Parent or Sub, to:

                        V. Srinivasan
                        ICICI Infotech Inc.
                        450 Raritan Center Parkway
                        Edison, New Jersey 08837
                        (732) 225-4242 (telephone)
                        (732) 346-1823 (facsimile)

                    with a copy to:

                        Cheryl V. Reicin, Esq.
                        McDermott, Will & Emery
                        50 Rockefeller Plaza
                        New York, New York 10020
                        (212) 547-5400 (telephone)
                        (212) 547-5444 (facsimile)

               (b)  If to Insurance Company, to:

                        PHL Global Holding Company
                        c/o Phoenix Home Life Mutual Insurance Company One American Row
                        P.O. Box 5056
                        Hartford, Connecticut 06102-5056
                        (860) 403-5000 (telephone)
                        (860) 403-5120 (facsimile)

               (c)  If to Majority Stockholder, to:

                        Edward G. Caputo, CEO
                        Command Systems, Inc.
                        76 Batterson Park Road
                        Farmington, Connecticut 06032
                        (860) 409-2000 (telephone)
                        (860) 409-2080 (facsimile)

                    with a copy to:

                        Arthur Fleischer, Esq.
                        Fried, Frank, Harris, Shriver & Jacobson
                        One New York Plaza
                        New York, New York 10004

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                        (212) 859-8000 (telephone)
                        (212) 859-4000 (facsimile)

and in all cases, with copies to:

                        Command Systems, Inc.
                        76 Batterson Park Road
                        Farmington, Connecticut 06032
                        (860) 409-2000 (telephone)
                        (860) 409-2080 (facsimile)

               and

                        Warren J. Nimetz, Esq.
                        Fulbright & Jaworski L.L.P.
                        666 Fifth Avenue
                        New York, New York 10103
                        (212) 318-3000 (telephone)
                        (212) 318-3400 (facsimile)


          8.2  Waivers and Amendment.  Any provision of this Agreement may be
               ---------------------
waived at any time by the party which is entitled to the benefits thereof and this Agreement may be amended or supplemented at any time. No such waiver, amendment or supplement shall be effective unless in writing and signed by the party sought to be bound thereby.

          8.3  Entire Agreement.  This Agreement and the Merger Agreement
               ----------------
contain the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person any rights or remedies hereunder.

          8.4  Successors and Assigns.  This Agreement shall not be assignable,
               ----------------------
except that Parent or Sub may assign its rights under this Agreement to another direct or indirect wholly-owned subsidiary of Parent, but such assignment shall not relieve Parent or Sub of their respective obligations hereunder. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their successors (including heirs, administrators and executors of individuals) and permitted assigns.

          8.5  Remedies.  Each of the parties hereto acknowledge and agree that
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the other would be irreparably damaged in the event any of the provisions of this Agreement were not performed by the other in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to redress the breaches of this Agreement and to specifically enforce the terms and provisions hereof in any action

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instituted in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which such party may be entitled at law or in equity.

          8.6  Expenses.   Each of the parties shall pay its own expenses in
               --------
connection with the negotiation, execution and performance of the Agreement.

          8.7  Counterparts.   This Agreement and any amendments hereto may be
               ------------
executed in two or more counterparts, each of which shall be considered to be an original, both of which together shall constitute the same instrument.

          8.8  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the state of Delaware, without regard to the principles of conflicts of laws.

          8.9  Severability.   If any term, provision, covenant or restriction
               ------------
of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          8.10 Effect of Headings.   The section headings herein are for
               ------------------
convenience only and shall not affect the meaning or interpretation of this Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement to take effect as of the date set forth above.

                              ICICI INFOTECH INC.


                                 /s/ V. Srinivasan
                              By:___________________________________
                                  Name: V. Srinivasan
                                  Title: MD & CEO


                              ICICI ACQUISITION CORPORATION


                                  /s/ V. Srinivasan
                              By:___________________________________
                                  Name: V. Srinivasan
                                  Title: Director



                              PHL GLOBAL HOLDING COMPANY


                                  /s/ John J. C. Herndon
                              By: _______________________________________
                                  Name: John J. C. Herndon
                                  Title: Director


                              /s/ Edward G. Caputo
                              __________________________________________
                              Edward G. Caputo